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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A



                        AMENDMENT NO. 1 TO CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): March 12, 2001


                            CENTURY ALUMINUM COMPANY
             (Exact name of registrant as specified in its charter)


        DELAWARE                                 0-27918                              13-3070826
(State or other jurisdiction of        (Commission File Number)           (IRS Employer Identification No.)
      Incorporation)

     2511 GARDEN ROAD
     BUILDING A, SUITE 200
     MONTEREY, CALIFORNIA                                                           93940
(Address of principal executive offices)                                          (Zip Code)


                                 (831) 642-9300
              (Registrant's telephone number, including area code)









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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.
         (a)      Financial Statements:  None
         (b)      Pro Forma Financial Information:   None
         (c)      Exhibits.

          The following exhibit is filed with this report on Form 8-K:

EXHIBIT NUMBER                 DESCRIPTION
--------------                 -----------

         99.1 Certain information that will be disclosed to prospective purchasers in a proposed private placement of debt securities.

ITEM 9.  REGULATION FD DISCLOSURE.

         On March 12, 2001, Century Aluminum Company ("Century") filed a current report on Form 8-K (the "Century Initial Report") furnishing certain information which it anticipates disclosing to prospective purchasers in Century's proposed offering of up to $315 million of senior secured first mortgage notes due 2008 to certain institutional investors in a private placement which is exempt from the registration requirements of the Securities Act of 1933, as amended. This Form 8-K/A amends the Century Initial Report by furnishing certain additional information in Exhibit 99.1 hereto.

         The information in this Item 9 and Exhibit 99.1 hereto was furnished for informational purposes only and should not be deemed to be filed under the Securities Exchange Act of 1934 or incorporated by reference into any other filings Century has made or may make pursuant to the Securities Act of 1933 or into any other documents unless such portion of this Form 8-K/A is expressly and specifically identified in such filing as being incorporated by reference therein.

         The notes have not been registered under the Securities Act of 1933 or any state securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act of 1933 and applicable state securities laws. This Form 8-K/A does not constitute an offer to sell or the solicitation of an offer to buy the notes.

         This Form 8-K/A together with the information attached as an exhibit may contain certain "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements are based on Century's current expectations and projections about future events. These statements may be identified by the use of forward-looking words such as "believe," "expect," "anticipate," "should," "will," "planned," "estimated" and "potential," among others. These forward-looking statements are subject to risks, uncertainties and

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assumptions including, among other things, those discussed under the caption
"Risk Factors" in the Century Initial Report and include, without limitation, risks related to: general economic and business conditions; changes in demand for Century's products or the products of its customers; utilization of Century's production facilities and equipment; the cost and availability of raw materials, power and skilled labor; the impact of competition from domestic and foreign primary aluminum producers; Century's relationships with its principal shareholder and with certain customers; the cyclical nature of the aluminum industry and Century's customers' end-use markets; losses from environmental liabilities; and Century's ability to successfully implement its business strategy.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                                      CENTURY ALUMINUM COMPANY

 Date:  March 13, 2001                    By:      /s/ Gerald J. Kitchen
        -------------------------            -----------------------------------
                                          Name:        Gerald J. Kitchen
                                          Title:   Executive Vice President,
                                                   General Counsel and
                                                   Secretary



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